************************************************************************************************************************************
WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                      March 25, 1998
************************************************************************************************************************************

************************************************************************************************************************************
COLLECTIONS:                                                                                For Month of:
                                                                                            January 1998
************************************************************************************************************************************
************************************************************************************************************************************
WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                    March 25, 1998
************************************************************************************************************************************

************************************************************************************************************************************
COLLECTIONS:                                                                                For Month of:
                                                                                            February , 1998
************************************************************************************************************************************
Principal Collections: Total Pool                                                            $419,231,281.37

Interest Collections
         Regular Pool                                                                          $4,431,813.95
         Concentration Pool                                                                      $348,596.23
              ==============================                                                 ===============
              Interest Collections: Total Pool                                                 $4,780,410.18

Investment Proceeds
         Regular Pool                                                                            $132,788.81
         Concentration Pool                                                                        $3,219.89
              ==============================                                                 ===============
               Total Investment Proceeds:  Total Pool                                            $136,008.70

Series 1996-1: Yield Supplement Deposit Amount                                                         $0.00
************************************************************************************************************************************

************************************************************************************************************************************
ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                           Calculated as of
              month using recalculated prior month ending balances.)                        January 31, 1998
************************************************************************************************************************************
Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            59.68%
              Series 1996-1                                                                             8.96%
              Series 1996-2                                                                            31.36%
         Concentration Pool
              Series 1995-1                                                                           100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            54.59%
              Series 1996-1                                                                             7.80%
              Series 1996-2                                                                            29.15%
         Concentration Pool
              Series 1995-1                                                                             0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            na
              Series 1996-1                                                                            na
              Series 1996-2                                                                            na
         Concentration Pool
              Series 1995-1                                                                            na

Excess Transferor Percentage
         Regular Pool                                                                                   2.00%
         Concentration Pool                                                                           100.00%
************************************************************************************************************************************


************************************************************************************************************************************
PRINCIPAL AND FUNDED AMOUNTS:                                                               As of last day of:
                                                                                            February , 1998
************************************************************************************************************************************
Series 1994-1 Initial Principal Amount: Class A                                              $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                               $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1994-1 Principal Distributed to Investors                                                       $0.00
Series 1994-1 Principal Funding Account Balance                                                        $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1994-1 Invested Amount                                                                $333,000,000.00
Series 1994-1 outstanding Principal Balance                                                  $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                 $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1995-1 Principal Distributed to Investors                                                       $0.00
Series 1995-1 Principal Funding Account Balance                                                        $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1995-1 Invested Amount                                                                          $0.00
Series 1995-1 outstanding Principal Balance                                                            $0.00

Series 1996-1 Initial Funded Amount                                                           $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                            $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                 $0.00
Series 1996-1 Funded Amount                                                                   $50,000,000.00
Series 1996-1 Excess Funding Account Balance Available to Investors                            $1,910,185.81
Series 1996-1 Principal Distributed to Investors                                                       $0.00
Series 1996-1 Principal Funding Account Balance                                                        $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-1 Invested Amount                                                                 $48,089,814.19
Series 1996-1 outstanding Principal Balance                                                   $50,000,000.00

Series 1996-2 Initial Principal Amount: Class A                                              $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1996-2 Principal Distributed to Investors                                                       $0.00
Series 1996-2 Principal Funding Account Balance                                                        $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-2 Invested Amount                                                                $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                  $175,000,000.00
************************************************************************************************************************************


************************************************************************************************************************************
POOL FACTOR FOR THE CERTIFICATES                                                            As of:
                                                                                            February 28, 1998
************************************************************************************************************************************
Series 1994-1: Class A                                                                                  1.00000000
Series 1994-1: Class B                                                                                  1.00000000
Series 1996-2: Class A                                                                                  1.00000000
Series 1996-2: Class B                                                                                  1.00000000
************************************************************************************************************************************






************************************************************************************************************************************
POOL BALANCE:                                                                               For Month of:
                                                                                            February , 1998
************************************************************************************************************************************
Pool Balance, beginning of month
         Regular Pool                                                                        $545,240,936.40
         Concentration Pool                                                                   $50,171,957.37
              ==============================                                                 ===============
              Total Pool                                                                     $595,412,893.77

Pool Balance, end of month
         Regular Pool                                                                        $615,103,248.15
         Concentration Pool                                                                   $48,167,036.96
              ==============================                                                 ===============
              Total Pool                                                                     $663,270,285.11

Pool Balance, average
         Regular Pool                                                                        $583,808,831.89
         Concentration Pool                                                                   $49,838,239.78
              ==============================                                                 ===============
              Total Pool                                                                     $633,647,071.67
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS                                                                  As of:
                                                                                            March 25, 1998
************************************************************************************************************************************
Principal Distributions to Investors
              Series 1994-1: Class A                                                                   $0.00
              Series 1994-1: Class B                                                                   $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                                   $0.00
              Series 1996-2: Class B                                                                   $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                           $1,436,186.11
              Series 1994-1: Class B                                                              $74,604.44
              Series 1996-1                                                                      $228,472.22
              Series 1996-2: Class A                                                             $751,051.39
              Series 1996-2: Class B                                                              $34,387.50

Regular Pool Transferors Interest                                                                 $88,636.28

Interest Shortfall
              Series 1994-1: Class A                                                                   $0.00
              Series 1994-1: Class B                                                                   $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                                   $0.00
              Series 1996-2: Class B                                                                   $0.00

Servicing Fee
              Series 1994-1                                                                      $249,746.58
              Series 1996-1                                                                       $35,909.69
              Series 1996-2                                                                      $133,354.18

Reserve Fund Deposit Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00
************************************************************************************************************************************
************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS (cont.)                                                          As of:
                                                                                            March 25, 1998
************************************************************************************************************************************
Investor Default Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Carry Over Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Amount Distributed not including Excess Distribution to Transferor                             $3,032,348.40

Unreimbursed Charge-off Amounts                                                                        $0.00

Non-use Fee (Series 1996-1)                                                                            $0.00
Increased Cost Amounts (Series 1996-1)                                                                 $0.00

Previously waived servicing fee
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Excess Distributed to Transferor                                                               $1,532,254.36

Total Distributed                                                                              $4,564,602.76

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                    $4.53055556
              Series 1994-1 Class B                                                                    $4.66277778
              Series 1996-1                                                                            $4.56944444
              Series 1996-2 Class A                                                                    $4.48388889
              Series 1996-2 Class B                                                                    $4.58500000
************************************************************************************************************************************

************************************************************************************************************************************
RESERVE FUNDS                                                                               As of:
                                                                                            March 25, 1998
************************************************************************************************************************************
Series 1994-1
              Balance                                                                          $1,665,000.00
              Deficiency Amount                                                                        $0.00

Series 1995-1
              Balance                                                                                  $0.00
              Deficiency Amount                                                                        $0.00

Series 1996-1
              Balance                                                                            $250,000.00
              Deficiency Amount                                                                        $0.00

Series 1996-2
              Balance                                                                            $875,000.00
              Deficiency Amount                                                                        $0.00
************************************************************************************************************************************


************************************************************************************************************************************
CHARGE OFFS                                                                                 As of:
                                                                                            February 28, 1998
************************************************************************************************************************************
Defaulted Receivables                                                                                  $0.00
Investor Default Amount                                                                                $0.00
Deficiency Amount                                                                                      $0.00
Draw Amount                                                                                            $0.00
Investor Charge-Off's                                                                                  $0.00
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                    As of:
                                                                                            February 28, 1998
************************************************************************************************************************************
Required Subordinated Amount
              Series 1994-1                                                                   $23,084,139.05
              Series 1996-1                                                                    $5,924,628.76
              Series 1996-2                                                                    $9,208,753.38

Available Subordinated Amount
              Series 1994-1                                                                   $23,084,139.05
              Series 1996-1                                                                    $5,924,628.76
              Series 1996-2                                                                    $9,208,753.38
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS RECEIVABLES                                                                          As of:
              To be used in the following month's computations.                             February 28, 1998
************************************************************************************************************************************
Pool Total Components of Excess Receivables:
              Used Vehicles                                                                  $109,475,933.97
              Finance Hold Receivables                                                         $5,668,619.84
              Auction Advantage Program                                                                $0.00
              Delayed Payment Program                                                             $24,872.00
              Payment Agreements                                                                 $205,379.55

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                  $232,144,599.79
              Finance Hold Receivables                                                                 $0.00
              Auction Advantage Program                                                       $33,163,514.26
              Delayed Payment Program                                                         $13,265,405.70
              Payment Agreements                                                                 $500,000.00

Total unallocated Excess Receivables                                                           $5,668,619.84

Allocated Excess Receivables
              Series 1994-1                                                                    $3,385,518.78
              Series 1995-1                                                                            $0.00
              Series 1996-1                                                                      $531,711.08
              Series 1996-2                                                                    $1,751,389.98
************************************************************************************************************************************

************************************************************************************************************************************
DELINQUENCIES                                                                               As of:
                                                                                            February 28, 1998
************************************************************************************************************************************
30 Day Delinquencies in excess of $1,000                                                               $0.00
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS FUNDING ACCOUNT BALANCES                                                             As of:
                                                                                            February 28, 1998
************************************************************************************************************************************
Series 1994-1
              outstanding Principal Balance                                                  $333,000,000.00
              Regular Pool Balance                                                           $615,103,248.15
              Subordination Percentage                                                                  5.50%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                             59.67741935%
              Excess Funding Amount                                                                    $0.00

Series 1995-1
              Outstanding Principal Balance                                                            $0.00
              Concentration Pool Balance                                                      $48,167,036.96
              Subordination Percentage                                                                  9.25%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                            100.000000%
              Excess Funding Amount                                                                    $0.00

Series 1996-1
              outstanding Principal Balance                                                   $50,000,000.00
              Regular Pool Balance                                                           $615,103,248.15
              Subordination Percentage                                                                 10.00%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                              8.96057348%
              Excess Funding Amount                                                            $1,910,185.80

Series 1996-2
              outstanding Principal Balance                                                  $175,000,000.00
              Regular Pool Balance                                                           $615,103,248.15
              Subordination Percentage                                                                  4.00%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                             31.36200717%
              Excess Funding Amount                                                                    $0.00
************************************************************************************************************************************

************************************************************************************************************************************
ASSET COMPOSITION EVENTS:                                                                   For Month of:
                                                                                            February 25, 1998
************************************************************************************************************************************

Total Pool: 2 month test (actual lowest mth less than test)                                             0.31%
              Test Value                                                                               50.00%
              Event                                                                                  none

Total Pool: 12 month test                                                                               0.00%
              Test Value                                                                               25.00%
              Event                                                                                  none

Series 1995-1: 2 month test                                                                           n/a
              Test Value                                                                              n/a
              Event                                                                                   n/a

Series 1995-1: 12 month test                                                                          n/a
              Test Value                                                                              n/a
              Event                                                                                   n/a
************************************************************************************************************************************


************************************************************************************************************************************
SERIES 1995-1 SUBORDINATION:                                                                For Month of:
                                                                                            February , 1998
************************************************************************************************************************************
(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                        0.00
              Class IV Receivables                                                                      0.00
              Unreviewed Receivables                                                                    0.00
              Rejected Receivables                                                                      0.00

ISA Percentage
               Excess Receivables                                                                     100%
               Class IV Receivables                                                                    25%
               Unreviewed Receivables                                                                  25%
               Rejected Receivables                                                                   100%

Incremental Subordinated Amount: Total                                                                  0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                          0.00
              + Incremental Subordinated Amount                                                         0.00
                                                                                                        0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                       4,403,099.32
               - Required Draw Amount (previous DD)                                                    $0.00
               - Reserve Fund w/d (on previous DD)                                                   -
               + portion of Excess Interest to Transferor (previous DD)                           319,495.81
               - Incremental Subordination Amount (previous DD)                                (4,403,099.32)
               + Incremental Subordination Amount (current DD)                                          0.00
               - Subord % of change in EFA (since previous DD)                                       -
              Ending ASA:                                                                               0.00

(4) Reserve Fund Balance                                                                             -
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                    For Month of:
                                                                                            February , 1998
************************************************************************************************************************************
(1) Available Subordinated Amount (ASA)                                                               n/a
               Required Subordinated Amount (RSA)                                                     n/a
               Test Event: ASA less than  RSA                                                         n/a

(2) Servicer Default                                                                                 None

(3) Principal not Repaid by Expected Final Pmt Date                                                  None
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 MEGADEALERSHIPS                                                               For Month of:
                                                                                            February , 1998
************************************************************************************************************************************
Dealership Groups in excess of 30% of Receivables: Group 82                                   $15,493,473.75
Test Value                                                                                     14,450,111.09
************************************************************************************************************************************


************************************************************************************************************************************
SERIES 1995-1 DISTRIBUTIONS                                                                 As of
                                                                                            March 25, 1998
************************************************************************************************************************************
Excess Transferor's Percentage x Interest Collections                                             348,596.23
Monthly Interest to Investors                                                                        -
Interest Shortfall                                                                                   -
Monthly Servicing Fee (1%)                                                                           -
Reserve Fund Deposit Amount                                                                          -
Investor Default Amount                                                                              -
Carry-Over Amount                                                                                    -
Amount Distributed                                                                                   -
Unreimbursed  Charge-off Amounts                                                                     -
Previously waived Servicing Fee                                                                      -
Excess Interest Distributed to Transferor                                                           3,219.89
              Total Distributed                                                                   351,816.12

Total Distributed to WOFCO                                                                        351,816.12

Charge-offs:
              Defaulted Receivables                                                                  -
              Investor Default Amount                                                                -
              Deficiency Amount                                                                      -
              Draw Amount                                                                            -
              Investor Charge-Offs                                                                   -
************************************************************************************************************************************
